UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 2, 2014

HCC INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13403 Northwest Freeway

Houston, Texas 77040

(Address of principal executive offices, including zip code)

(713) 690-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition

On May 2, 2014, HCC Insurance Holdings, Inc. (the “Company”) released certain supplemental financial data relating to the years ended December 31, 2013, 2012 and 2011, as well as each of the quarters ended March 31, June 30, September 30 and December 31 in each year. During the first quarter of 2014, the Company modified the presentation of certain categories of business disclosed within its U.S. Property & Casualty and International segments and recast certain prior financial data to be comparable to the revised presentation. No changes were made to the Company’s reportable segments.

Under the new presentation, the Company’s U.S. Property & Casualty segment now includes the Liability and Sports & Entertainment categories. The Liability category includes the prior E&O category, as well as EPLI, primary casualty and excess casualty, which were previously included in the Other category. The Sports & Entertainment category includes disability and contingency, which were previously included in the Other category. In the Company’s International segment, the Marine & Energy category now includes the marine business, which was previously included in the Other category. The description of the Company’s presentation of the prior financial data is qualified in its entirety by reference to the supplemental financial data that is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference thereto.

Item 7.01.             Regulation FD Disclosure.

The information included in Item 2.02 of this Current Report is incorporated by reference into this Item 7.01.

Item 9.01.             Financial Statements and Exhibits.

(d)

No.	Exhibit
99.1	Supplemental Financial Data

In connection with the disclosure set forth in Item 2.02 and 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

By:	/s/ Alexander M Ludlow
Alexander M Ludlow
Associate General Counsel and Assistant Secretary

DATED:  May 2, 2014